UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification No.)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2012, MPG Office Trust, Inc. (the “Company”) filed a Current Report on Form 8-K containing, among other things, certain second quarter 2012 supplemental operating and financial data. Subsequent to the filing of the Form 8-K, the Company determined that a reclassification of the operating results of Stadium Gateway, a joint venture property that was disposed on July 12, 2012, was not reflected as part of income (loss) from discontinued operations for the three months ended June 30, 2012 in the unconsolidated joint venture statements of operations found on page 17 of Exhibit 99.2. Accordingly, the Company is filing this Current Report on Form 8-K/A to furnish revised supplemental information for the quarter ended June 30, 2012, which replaces the supplemental information that was furnished as Exhibit 99.2 in the Form 8-K filed on July 23, 2012. The reclassification of the operating results of Stadium Gateway for the three months ended June 30, 2012 did not change the net income or loss of either the unconsolidated joint venture or the Company for the 2012 second quarter.

The supplemental information, including the revised unconsolidated joint venture statement of operations for the three months ended June 30, 2012, is available on our website, free of charge, at www.mpgoffice.com. A copy of the revised supplemental information is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K/A shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

As discussed in Item 2.02 above, we made available revised supplemental information for the quarter ended June 30, 2012 on our website.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K/A shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1**	Revised Supplemental Operating and Financial Data for the quarter ended June 30, 2012
_________

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JEANNE M. LAZAR
Jeanne M. Lazar Chief Accounting Officer (principal accounting officer)

Date: As of July 24, 2012